SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    December 1, 1999

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                       INDUSTRIAL DISTRIBUTION GROUP, INC.
             (Exact name of Registrant as Specified in its Charter)


           Delaware                        001-13195            58-2299339
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(State or other Jurisdiction of        (Commission File        (IRS Employer
Incorporation or Organization)              Number)         Identification No.)



            950 E. Paces Ferry Road
                  Suite 1575
               Atlanta, Georgia                                30084
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   (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code:  (770) 949-2100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 1, 1999, the Registrant issued a Press Release regarding appointment of its New President and Chief Executive Officer attached hereto as
Exhibit 99.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INDUSTRIAL DISTRIBUTION GROUP, INC.



                              By: /s/ Jack P. Healey
                                  Name: Jack P. Healey
                                  Title: Senior Vice President
                                          Chief Financial Officer and Secretary

Dated: 12/1/99